SEI TAX EXEMPT TRUST

Intermediate-Term Municipal Fund

Supplement Dated April 13, 2006
to the Class A Shares Prospectus Dated December 31, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Intermediate-Term Municipal Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Intermediate-Term Municipal Fund. In the section entitled "Sub-Advisers and Portfolio Managers" under the sub-section entitled "Intermediate-Term Municipal Fund," the following paragraph is hereby added:

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the Sub-Adviser to the Intermediate-Term Municipal Fund. Joseph R. Baxter and Robert F. Collins are the portfolio managers responsible for the day-to-day investment decisions regarding the portion of the Intermediate-Term Municipal Fund's assets allocated to Delaware. Mr. Baxter, Senior Vice President and Senior Portfolio Manager, has been with Delaware since 1999. Mr. Collins, Senior Vice President and Senior Portfolio Manager, has been with Delaware since 2004. Prior to joining Delaware, Mr. Collins was employed by PNC Advisors.

There are no other changes to the sub-advisers of the Intermediate-Term Municipal Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-405

SEI TAX EXEMPT TRUST

Intermediate-Term Municipal Fund

Supplement Dated April 13, 2006
to the Statement of Additional Information ("SAI") Dated December 31, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Intermediate-Term Municipal Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Intermediate-Term Municipal Fund. In the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added:

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, serves as investment sub-adviser to the Intermediate-Term Municipal Fund. Delaware is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Advisers and Sub-Advisers," the following text is hereby added:

Delaware

Compensation.  SIMC pays Delaware a fee based on the assets under management of the Intermediate-Term Municipal Fund as set forth in an investment sub-advisory agreement between Delaware and SIMC. The following information relates to the period beginning March 8, 2006.

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by a mathematical equation based on assets, management fees and direct expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, eighty percent of the bonus is quantitatively determined. Each manager is compensated according the fund's Lipper peer group percentile ranking on a one-year and three-year basis. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining twenty percent portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective and objective factors, as determined by senior management.

Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares," in Lincoln National Corporation ("Lincoln"). Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in Delaware's growth. Under the terms of the plan, stock options typically vest in twenty-five percent increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three-year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares.  As of the end of the Intermediate-Term Municipal Fund's most recently completed fiscal year, Delaware's portfolio managers did not beneficially own any shares in the Intermediate-Term Municipal Fund.

Other Accounts.  As of March 8, 2006, Delaware's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Asset	Number of Accounts	Total Assets
Joseph Baxter	21	$3,600,000,000	—	—	25	$874,000,000
Robert Collins	21	$3,600,000,000	—	—	25	$874,000,000

Conflicts of Interests. Individual portfolio managers may perform investment management services for Other Accounts similar to those provided to the Intermediate-Term Municipal Fund and the investment action for each account and the Intermediate-Term Municipal Fund may differ. For example, one account or fund may sell a security, while another account or fund may purchase or hold the same security. As a result, transactions executed for the Intermediate-Term Municipal Fund may adversely affect the value of securities held by another account, and vice-versa. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate his or her time and effort between accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

Delaware's portfolio manager's management of personal accounts may also present certain conflicts of interest. While Delaware's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

There are no other changes to the sub-advisers of the Intermediate-Term Municipal Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-402